EXHIBIT 99.B




                        SECOND AMENDMENT

                               TO

            $3,000,000,000 REVOLVING CREDIT AGREEMENT

                        AND THIRD WAIVER



                   Dated as of August 6, 2004

                              among

        EL PASO CORPORATION, EL PASO NATURAL GAS COMPANY,
      TENNESSEE GAS PIPELINE COMPANY, ANR PIPELINE COMPANY
              and COLORADO INTERSTATE GAS COMPANY,
                          as Borrowers,

                    THE LENDERS party hereto,

                               and

                      JPMORGAN CHASE BANK,
                     as Administrative Agent

      ABN AMRO BANK N.V. and CITICORP NORTH AMERICA, INC.,
                   as Co-Documentation Agents

      BANK OF AMERICA, N.A. and CREDIT SUISSE FIRST BOSTON,
                    as Co-Syndication Agents



                        SECOND AMENDMENT
          TO $3,000,000,000 REVOLVING CREDIT AGREEMENT
                        AND THIRD WAIVER


     This SECOND AMENDMENT TO $3,000,000,000 REVOLVING CREDIT AGREEMENT AND THIRD WAIVER (this "Second Amendment") dated as of August 6, 2004, is by and among EL PASO CORPORATION, a Delaware corporation (the "Company"), EL PASO NATURAL GAS COMPANY, a Delaware corporation ("EPNGC"), TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation ("TGPC"), ANR PIPELINE COMPANY, a Delaware corporation ("ANR"), COLORADO INTERSTATE GAS COMPANY, a Delaware corporation ("CIG"), the several banks and other financial institutions signatories hereto, JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent"), ABN AMRO BANK N.V. and CITICORP NORTH AMERICA, INC., as Co-Documentation Agents, and BANK OF AMERICA, N.A. and CREDIT SUISSE FIRST BOSTON, as Co-Syndication Agents, and is in connection with the $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003, as amended by that certain First Amendment to $3,000,000,000 Revolving Credit Agreement and Waiver (the "First Amendment") dated as of March 15, 2004 (as so amended, the "Credit Agreement"), by and among the Company, EPNGC, TGPC, ANR, CIG, the several banks and other financial institutions party thereto (the "Lenders"), the Administrative Agent, the Co-Documentation Agents and the Co-Syndication Agents. Each term defined in the Credit Agreement and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section and article references in this Second Amendment refer to the Credit Agreement.

                            RECITALS:

     WHEREAS, the Company requested, and the Majority Lenders granted, certain modifications and waivers pursuant to the First Amendment, in connection with the Company's Reserve Reduction (as such term is defined in such First Amendment), its inability to timely file its annual report on Form 10-K, including its financial statements for the year ended December 31, 2003, with the Securities and Exchange Commission and its inability to deliver such annual report and such financial statements to the Lenders within 120 days after such year end as required by
Section 5.08(b) of the Credit Agreement.

     WHEREAS, the Company further requested, and the Majority Lenders granted, certain waivers pursuant to the Second Waiver to $3,000,000,000 Revolving Credit Agreement dated as of June 15, 2004, among the Company, EPNGC, TGPC, ANR, CIG and the other parties thereto, in connection with (i) the Company's continued inability to deliver its annual report on Form 10-K and the related financial statements to the Lenders within 120 days after such year end as required by Section 5.08(b) of the Credit Agreement and (ii) its inability to timely deliver its unaudited financial statements for the quarter ended March 31, 2004, to the Lenders within 60 days after such date as required by Section 5.08(a) of the Credit Agreement.

     WHEREAS, the Company and its auditors are currently engaged in discussions concerning the historic accounting treatment of certain hedging transactions entered into by certain Subsidiaries of the Company beginning in 1999, which could result in (i) a determination that such transactions were incorrectly reflected in the financial statements of the Company during periods ending on or after December 31, 1999 (a "Hedging Adjustment") and (ii) a writedown of the Company's assets to reflect additional ceiling test charges aggregating not more than $2,000,000,000 relating to the hedging transactions in such years (a "Hedge Revaluation").

     WHEREAS, a Hedging Adjustment or a Hedge Revaluation may result in a restatement of the consolidated balance sheets and the related consolidated statements of income and cash flows of the Company for all or any of the fiscal quarters and years ended before December 31, 2003 (any such restatement, a "Hedge Restatement").

     WHEREAS, in Section 4.05 of the Credit Agreement the Company has represented and warranted to the Administrative Agent and the Lenders that the consolidated balance sheet of the Company and its consolidated Subsidiaries as at December 31, 2002, and the related consolidated statements of income and cash flows of the Company and its consolidated Subsidiaries for the fiscal year then ended, reported on by PricewaterhouseCoopers LLP, independent public accountants, fairly presented the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date and the consolidated results of operations of the Company and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied.

     WHEREAS, a Hedge Restatement may render the representation and warranty of the Company set forth in Section 4.05 of the Credit Agreement incorrect in a material respect as of the date such representation and warranty was made.

     WHEREAS, a Hedge Revaluation, if necessary, may affect the Capitalization of the Company beginning in the fiscal year ended December 31, 1999, with respect to non-cash write downs that may have to be reported for any or all periods ending on or after such date.

     WHEREAS, the Company has requested that the Administrative Agent and the Lenders (i) amend the definition of "Capitalization" to account for the possibility of the Hedge Revaluation, (ii) waive any default with respect to Section 4.05 that may result from the Hedge Restatement, (iii) waive any default with respect to representations and warranties made by the Company as of the Effective Date of the Credit Agreement relating to its prior credit agreements that may result from the Hedge Restatement and (iv) waive certain other defaults under the Credit Agreement that may result from Hedge Restatement.

                           AGREEMENT:

     In consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     Section  1.      Definitions.  For purposes of  this  Second
Amendment, the following terms have the meanings set forth below:

          (i) "Excepted Default" means an event or condition that could or has become an "Event of Default" pursuant to the provisions of Sections 9.01(c) and (d) of the Excepted
     Subsidiary Indenture.

          (ii)   "Excepted Subsidiary" means either  of  Gemstone
     Investor Limited or Gemstone Investor, Inc.

          (iii) "Excepted Subsidiary Indenture" means the Indenture dated as of May 9, 2002, among the Excepted Subsidiaries, as issuers, The Bank of New York, as the New Indenture Trustee, and the Company, as guarantor, pursuant to which the Excepted Subsidiaries' 7.71% Guaranteed Senior Unsecured Notes due 2004 were issued.

          (iv)    "Material  Indebtedness"  means  any  Debt   or
     Guaranty of the Company or any Significant Subsidiary in an aggregate principal amount of $100,000,000 or more.

          (v)   "Matured  Default" means any event  or  condition
     which   allows  the  holder  or  holders  of  any   Material
     Indebtedness  to  accelerate the maturity of  such  Material
     Indebtedness.

          (vi) "Significant Subsidiary" means (i) each Subsidiary of the Company that would be a "significant subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Securities and Exchange Commission and (ii) each of the Credit Related Parties, El Paso CGP Company, Gemstone Investor Limited, Gemstone Investor, Inc. and El Paso Production Holding Company.

          (vii) "Waiver Expiration" has the meaning set forth in Section 6.

          (viii) "Unmatured Default" means any event or condition which, with notice or lapse of time or both, allows the holder or holders of any Material Indebtedness to accelerate the maturity of such Material Indebtedness.

     Section  2.      Amendments to Section 1.01  of  the  Credit
Agreement.

          (a)  The following definitions are hereby added Section
1.01 of the Credit Agreement in their proper  alphabetical order:

               (i) "Early Maturity Debt" means Debt the maturity of which is scheduled to occur prior to the Maturity Date.

               (ii)  "Gemstone Issuers" means  Gemstone  Investor
Limited and Gemstone Investor, Inc.

               (iii) "Gemstone Indenture Debt "means the obliga-tions of the Gemstone Issuers pursuant to the Indenture dated as of May 9, 2002, among the Gemstone Issuers, The Bank of New York, as the New Indenture Trustee, and the Company, as guarantor, pursuant to which the Gemstone Issuers' 7.71% Guaranteed Senior Unsecured Notes due 2004 were issued.

               (iv) "Intercompany Debt" means all Debt owed by the Company to a Subsidiary of the Company, all Debt owed by a Subsidiary of the Company to the Company, and all Debt owed by a Subsidiary of the Company to another such Subsidiary.

               (v)  "Late Maturity Debt"  means  Debt (other than
Intercompany Debt) the maturity of which is scheduled to occur after the Maturity Date.

               (vi) "Liquidity"  means  the  sum   of  all   cash
balances of the Company and the amount by which the aggregate amount of the Lenders' Commitments then exceeds the aggregate principal amount of the total Credit Exposure then outstanding as of the date of determination.

          (b)  The defined  term "Capitalization"  set  forth  in
Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Capitalization" of any Person means the sum (without duplication) of (a) consolidated Debt of such Person and its consolidated Subsidiaries, plus (b) the aggregate amount of Guaranties by such Person and its consolidated Subsidiaries, plus (c) the consolidated common and preferred stockholders' equity of such Person and its consolidated Subsidiaries, plus (d) the cumulative amount by which stockholders' equity of such Person shall have been reduced by reason of non-cash write downs of long-term assets (i) resulting from the writedown of the Company's proven reserves of crude oil and natural gas reported by the Company on February 17, 2004 in an amount not to exceed 1.83 trillion cubic feet equivalent (and any corresponding ceiling test impairment charge resulting therefrom), to the extent that such writedown or impairment charges are applied to any fiscal period ended on or before December 31, 2003, (ii) resulting from additional ceiling test impairment charges in an amount(s) of not more than $2,000,000,000 resulting from the correction of the accounting treatment of hedging transactions entered into beginning in 1999 to the extent such impairment charges are applied to any fiscal period ended on or before December 31, 2003, or (iii) from and after the Effective Date, plus (e) in the case of the Company, those items included as "preferred interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Company as of December 31, 2002, and regardless of any change thereafter in accounting treatment thereof, plus (f) in the case of the Company, those items included as "minority interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Company as of December 31, 2002, and regardless of any change thereafter in accounting treatment thereof, so long as the terms and conditions of any financing associated with any such items referred to in clause (e) or (f) above (or successive extensions or refinancings thereof) are not amended so as to become more restrictive to the Company or its Subsidiaries than the terms and conditions of this Agreement, and minus (g) accumulated other comprehensive income (loss) (or analogous line item).

     Section  3.      Amendment  to  Article  VI  of  the  Credit
Agreement. Article VI of the Credit Agreement is hereby amended by adding the following Section 6.07:

          Section 6.07 Limitation on the Repayment of Debt. The Company shall not, and shall not permit any of its consolidated Subsidiaries to, voluntarily prepay (excluding any regularly scheduled or other required payment or prepayment) any Debt (excluding Debt incurred pursuant hereto) of the Company and its consolidated Subsidiaries prior to the maturity thereof (whether by acceleration or otherwise) except for (a) Early Maturity Debt, (b) the refinancing or replacement of Debt existing as of August 6, 2004 on terms substantially similar to the terms of such Debt and without increasing the aggregate principal amount thereof existing at the time of such refinancing or replacement, (c) Intercompany Debt owed to a Credit Related Party and (d) after the repayment of all Gemstone Indenture Debt, Late Maturity Debt, so long as
          (i) the Company has delivered its financial statements for the periods ending December 31, 2003, March 31, 2004 and June 30, 2004, and is otherwise in compliance with the covenants contained in Section 5.08(a), (b) and (c), (ii) the principal amount of all such prepaid Late Maturity Debt shall not exceed $250,000,000 in the aggregate and (iii) after giving effect to any such prepayment of Late Maturity Debt, the Company shall have Liquidity of not less than $1,000,000,000; provided, however, that if the Company, from time to time, issues Equity Interests that constitute common stock, all of the net proceeds of the sale of such Equity Interests may be used to prepay any Debt of the Company or any of its Subsidiaries without restriction.

     Section  4.      Amendments to Article  VII  of  the  Credit
Agreement. Article VII of the Credit Agreement is hereby amended by amending and restating paragraph (e) thereof to read in its entirety as follows:

          (e) The Company or any consolidated Subsidiary shall fail to pay any Debt or Guaranty (excluding Debt and Guarantees incurred pursuant hereto) of such Person in an aggregate principal amount of $200,000,000 or more, at such time, or any installment of principal thereof or interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Guaranty; or any other default under any agreement or instrument relating to any such Debt in such aggregate principal amount or any Covered Obligation (excluding Debt and Guarantees incurred hereunder), or any other event (other than an exercise of voluntary prepayment or voluntary purchase option or analogous right or any issuance or Disposition of Equity Interests or other assets, or an incurrence or issuance of Indebtedness or other obligations, giving rise to a repayment or prepayment obligations in respect of such Debt or such Covered Obligation), shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of such Debt in such aggregate principal amount or such Covered Obligation or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Debt in such aggregate principal amount or such Covered Obligation or any trustee or agent on its behalf or on behalf of such holder or holders to cause any such Debt in such aggregate principal amount or such Covered Obligation to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided, however, that with respect to (i) the Covered Obligations in respect of the Coastal Petrochemical Underlying Transaction and (ii) the Gemstone Indenture Debt, an Event of Default under this paragraph (e) shall not occur until the Company shall have failed to pay an amount properly demanded in respect of the related Company Project Support Document for the Coastal Petrochemical Underlying Transaction or its Guaranty of the Gemstone Indenture Debt, as applicable, and such failure shall have continued for three Business Days after such demand; and provided, further, that the failure of the Company or its Subsidiaries to deliver financial statements for the periods ending December 31, 2003, March 31, 2004 and June 30, 2004, as
     required pursuant to the terms and provisions of any such Debt or Guaranty in such aggregate amount shall not become an Event of Default under this paragraph (e) until such time as the holder or holders of any such Debt in such aggregate principal amount or any trustee or agent on its behalf or on behalf of such holder or holders shall have given any required notice if the effect of such notice is to cause any such Debt in such aggregate principal amount to become due or to require the prepayment, repurchase, redemption or defeasance thereof prior to its stated maturity as a result of such failure to deliver financial statements; or

     Section  5.     Waivers.  The Administrative Agent  and  the
Lenders hereby waive each of the following:

          (a) any Default or Event of Default arising out of any breach of the representations and warranties of the Company as set forth in Section 4.05 of the Credit Agreement caused by or resulting from the Hedging Adjustment, the Hedge Revaluation or the Hedge Restatement;

          (b) any Default or Event of Default arising out of any breach of any representation or warranty of the Company or any of its Subsidiaries confirming that as of the Effective Date no default or event of default had occurred or was continuing under any of the 364-Day Facility, the 3-Year Facility, the Mustang Financing or any other prior credit agreement or similar agreement of the Company evidencing borrowed money, which breach is the result of a default or event of default arising under any such prior agreement as of such date that is caused by or results from the Hedging Adjustment, the Hedge Revaluation
or   the   Hedge Restatement;

          (c)   any  other  Default  or  Event of  Default  under
Article VII(b) or Article VII(c) of the Credit Agreement arising out of a breach of Article IV of the Credit Agreement or of
Section 5.04 or 6.02 of the Credit Agreement that would not otherwise have occurred but for the existence of the Hedging Adjustment, the Hedge Revaluation or the Hedge Restatement;

          (d)  subject to Section 6  hereof,  compliance  by  the
Company with the affirmative covenant contained in Section 5.08(a) of the Credit Agreement, insofar as such covenant requires that the unaudited financial statements for the Company and its consolidated Subsidiaries required to be delivered thereunder for the fiscal quarters ended March 31, 2004, and June 30, 2004, must be delivered to each Lender within 60 days after the end of each such quarter together with an accompanying certificate of the chief financial officer, controller or treasurer of the Company;

          (e) subject to Section 6 hereof, compliance by the Company with the affirmative covenants contained in Sections 5.08(b) and (c) of the Credit Agreement, insofar as such covenants require that the audited financial statements for the Company and its consolidated Subsidiaries required to be delivered thereunder for the fiscal year ended December 31, 2003, must be delivered to each Lender within 120 days after December 31, 2003, together with an accompanying certificate of the chief financial officer, controller or treasurer of the Company; and

          (f) if the Company fails to comply on or before the Waiver Expiration, with the affirmative covenants contained in Sections 5.08(a), (b) or (c) for the fiscal periods ending December 31, 2003, March 31, 2004, and June 30, 2004 , and with respect only to a renewal or extension of any Letter o f Credit issued by an Issuing Bank prior to the Waiver Expiration , the condition set forth in Section 3.03(b) insofar as, and for as long as, such condition is not satisfied because of the existence and continuation of a Default or Event of Default arising out of the Company's failure to comply with Section 5.08(a), (b) or
(c) with respect to the fiscal periods ending December 31, 2003, March 31, 2004, and June 30, 2004.

     Section  6.     Expiration of Certain Waivers.  The  waivers
set  forth  in  Sections 5(d) and 5(e) of this  Second  Amendment
shall  expire   upon the earliest to occur of the following  (the
"Waiver Expiration"):

          (i) September 30, 2004, with respect to the waivers set forth in Section 5(e) of this Second Amendment and November 30, 2004, with respect to the waivers set forth in
     Section 5(d) of this Second Amendment;

          (ii) the date upon which the Company or any Significant Subsidiary shall receive notice from the holder or holders under any Material Indebtedness, or from any Person or Persons authorized to deliver such notice on behalf of such holder or holders, of an Unmatured Default;

          (iii) the date on which the Company or any Significant Subsidiary shall be required to provide notice to the holder or holders of any Material Indebtedness, or to any other Person or Persons authorized to receive such notice on behalf of such holder or holders, of an Unmatured Default which would become a Matured Default upon the lapse of time without any further action by any Person;

          (iv) the date on which the Company or any Significant Subsidiary has knowledge of, or should have had knowledge of, an Unmatured Default (other than an Excepted Default) under any Material Indebtedness if the effect of such knowledge by such Person is that such Unmatured Default would become a Matured Default upon the lapse of time without any further action by any Person;

          (v)  the date upon which a Matured Default with respect
     to   any  Material  Indebtedness  (other  than  an  Excepted
     Default) first exists; and

          (vi) the date upon which the Company or any Excepted Subsidiary shall have received with respect to an Excepted Default either a "Default Notice" pursuant to Section 9.01(x) of the Excepted Subsidiary Indenture or a notice of acceleration pursuant to Section 9.01(y) of the Excepted Subsidiary Indenture;

and provided further, that if the Waiver Expiration occurs prior to compliance by the Company with Sections 5.08(a), (b) and (c), then, notwithstanding the grace period provided for in Article VII(d), the Default arising out of the Company's failure to so comply with Sections 5.08(a), (b) or (c) shall become an Event of Default if such Default remains unremedied for twenty-nine (29) days after the date of the Waiver Expiration and this Second Amendment shall constitute written notice of such Default to the Company for purposes of Article VII(d) and such written notice shall be deemed to be received by the Company as of the date of the Waiver Expiration.

     Section 7. Limitations. The waivers set forth herein are limited precisely as written and shall not (a) be deemed to be a waiver or modification of any other term or condition of the Credit Agreement (including, but not limited to, any other Default or Event of Default under the Credit Agreement arising out of the same factual predicate as the Defaults waived herein in Section 5) or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the other documents or instruments referred to therein. Except as expressly modified hereby or by express written amendments thereof, the Credit Agreement and each of the other Loan Documents and instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Second Amendment and any of the foregoing documents, the terms of this Second Amendment shall be controlling.

     Section 8. Effectiveness. This Second Amendment shall become effective on the date on which the following conditions have been satisfied or waived: (a) the Administrative Agent shall have received this Second Amendment, executed and delivered by each Borrower, the Administrative Agent and the Majority Lenders,
(b) each Guarantor other than the Company shall have executed and delivered an acknowledgment and consent to this Second Amendment substantially in the form of Exhibit A hereto, (c) except for Excepted Defaults, no Matured Default exists and is continuing,
(d) the Company shall have paid to each Lender that delivers its executed signature page to this Second Amendment (i) at or prior to 5:00 p.m. Central Daylight Savings Time on Tuesday, August 3, 2004, an amendment fee in an amount equal to 0.075% of the Commitment of such Lender and (ii) after 5:00 p.m. Central Daylight Savings Time on Tuesday, August 3, 2004, but at or prior 5:00 p.m. Central Daylight Savings Time on Monday, August 9, 2004, an amendment fee in an amount equal to 0.05% of the Commitment of such Lender and (e) the Administrative Agent shall have received evidence satisfactory to it that any default or event of default under the Financing Documents (including any Company Project Support Document or any Company Reimbursement Document (as such term is defined in Appendix A-1 to the Security and Intercreditor Agreement)) for (i) the Lakeside Underlying Transaction (as defined on Schedule 1 attached hereto) and (ii) each of the Additional Covered Letters of Credit (as described on Schedule 1 attached hereto) arising from the Hedging Adjustment, the Hedge Revaluation or the Hedge Restatement has been waived, cured or otherwise remedied.

     Section 9. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and each of the Lenders that:

          (a) each of the representations and warranties made by the Company or its Subsidiaries in or pursuant to the Credit Agreement and the other Loan Documents (excluding Section 4.05 of the Credit Agreement) is true and correct in all material respects as of the date hereof, as if made (after giving effect to this Second Amendment) on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct in all material respects as of such specified date;

          (b) after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof;

          (c) based upon the rules and regulations of the Securities and Exchange Commission regarding the calculation of proven reserves and the information known by the Company as of December 31, 2003, the Company's proven reserves of crude oil and natural gas as of December 31, 2003, are approximately 2.6 trillion cubic feet of gas equivalent; and

          (d) except for the obligations set forth on Schedule 2 attached hereto, there is no credit agreement, instrument, guarantee, bond indenture or similar document or agreement with respect to Debt or Guarantees of the Company or any Significant
Subsidiary in an aggregate principal amount of $50,000,000 or more under which an Unmatured Default or a Matured Default (excluding for purposes of this representation any breach of the Company's obligations to deliver financial statements for the periods ended December 31, 2003, March 31, 2004 and June 30, 2004, within any applicable time period required by such documents or agreements) will occur as a result of the Hedging Adjustment, the Hedge Revaluation or the Hedge Restatement.

          (e) for the period commencing June 15, 2004 to and including the effective date of this Second Amendment, neither the Company nor any Significant Subsidiary has (i) been required to provide a notice with respect to any Unmatured Default,
(ii) received notice from any Person with respect to any Unmatured Default or (iii) acquired knowledge of any Unmatured Default; provided, however, that the representations made in the foregoing clauses (i) and (iii) are not made as to any Excepted Default.

          (f)  no  Matured Default  exists  and  is  continuing;
provided, however, that no such representation is made as to any Excepted Default.

     Section 10. Covenant Regarding Coastal Petrochemical. The Company hereby agrees to (a) use its commercially reasonable efforts to obtain a waiver with respect to any event or condition which constitutes an event of default or which upon notice, lapse of time or both would, unless cured or waived, become an event of default under the Financing Documents (including any Company Project Support Document) for the Coastal Petrochemical Underlying Transaction arising from the failure of the Company to timely deliver its financial statements and (b) to promptly provide a certified copy of any such waiver to the Administrative Agent.

     Section 11. Covenant to Deliver Notice of Waiver Expiration. The Company hereby covenants to deliver written notice to the Administrative Agent of the Waiver Expiration promptly upon the occurrence thereof and, if applicable, a copy of each notice with respect to any Unmatured Default, whether required to be provided by the Company or any Significant Subsidiary or received by the same, promptly upon either the receipt thereof or the delivery thereof by the Company or such Significant Subsidiary.

     Section 12. Adoption, Ratification and Confirmation of Loan Documents. The Company and each of the Pipeline Company Borrowers hereby adopts, ratifies and confirms the Loan
Documents, as amended hereby, and acknowledges and agrees that the Loan Documents, as amended hereby, are and remain in full force and effect.

     Section 13.    Governing Law.  This Second Amendment And The
Rights  And  Obligations  Of  The  Parties  Hereunder  Shall   Be
Construed In Accordance With And Be Governed By The Laws  Of  The
State Of New York.

     Section 14. Descriptive Headings, Etc. The descriptive headings of the several sections of this Second Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the terms defined in the recitals to this Second Amendment are hereby incorporated into this Second Amendment in their entirety.

     Section 15. Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     Section 16. Entire Agreement. This Second Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

     Section 17. Counterparts. This Second Amendment may be executed in any number of counterparts (including by telecopy) and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

     Section 18. Successors. The execution and delivery of this Second Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees of its
Commitment  and  Loans  in  whole  or  in  part  prior   to   the
effectiveness hereof) and binding in respect of all of its Commitment and Loans.

[Signature Pages to this Second Amendment Begin on the Next Page]

     In Witness Whereof, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

THE COMPANY:                  EL PASO CORPORATION


                              By:   /s/ John J. Hopper
                                 --------------------------------
                                 Name:  John J. Hopper
                                 Title: Vice President and Treasurer


PIPELINE COMPANY BORROWERS:

                              EL PASO NATURAL GAS COMPANY


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer


                              TENNESSEE GAS PIPELINE COMPANY


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer


                              ANR PIPELINE COMPANY


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer


                              COLORADO INTERSTATE GAS COMPANY


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer




ADMINISTRATIVE  AGENT:        JPMORGAN CHASE BANK, individually and as
                              Administrative Agent


                              By:    /s/ Peter M. Ling
                                 ---------------------------
                                 Name:   Peter M. Ling
                                 Title:  Managing Director



LENDERS:                      ABN AMRO BANK N.V.


                              By:   /s/ Stephanie B. Casas
                                 -------------------------------
                                 Name:  Stephanie B. Casas
                                 Title: Vice President


                              By:   /s/ R. Scott Donaldson
                                 -------------------------------
                                 Name:  R. Scott Donaldson
                                 Title: Vice President



                              CITICORP NORTH AMERICA, INC.


                              By:   /s/ K. CLinton Gerst
                                 -------------------------------
                                 Name:  K. Clinton Gerst
                                 Title: Attorney-in-Fact



                              BANK OF AMERICA, N.A.


                              By:   /s/ Patrick Honey
                                 -------------------------------
                                 Name:  Patrick Honey
                                 Title: Principal


                              CREDIT SUISSE FIRST BOSTON, ACTING
                              THROUGH ITS CAYMAN ISLANDS BRANCH



                              By:   /s/ Karl M.Studer
                                 -------------------------------
                                 Name:  Karl M. Studer
                                 Title: Director


                              By:   /s/ Denise L. Alvarez
                                 -------------------------------
                                 Name:  Denise L. Alvarez
                                 Title: Associate



                              THE BANK OF NOVA SCOTIA


                              By:   /s/ M. D. Smith
                                 -------------------------------
                                Name:   M. D. Smith
                                Title:  Agent Operations



                              HVB AG, NEW YORK BRANCH


                              By:   /s/ LoriAnn Curnyn
                                 -------------------------------
                                 Name:  LoriAnn Curnyn
                                 Title: Managing Director


                              By:   /s/ Shannon Batchman
                                 -------------------------------
                                 Name:  Shannon Batchman
                                 Title: Director

                              BNP PARIBAS


                              By:   /s/ Larry Robinson
                                 -------------------------------
                                 Name:  Larry Robinson
                                 Title: Director


                              By:   /s/ Mark A. Cox
                                 -------------------------------
                                 Name:  Mark A. Cox
                                 Title: Director



                              DEUTSCHE BANK AG NEW YORK BRANCH


                              By:   /s/ Joel Makowsky
                                 -------------------------------
                                 Name:  Joel Makowsky
                                 Title: Director


                              By:   /s/ Richard Henshall
                                 -------------------------------
                                 Name:  Richard Henshall
                                 Title: Director


                              THE ROYAL BANK OF SCOTLAND plc


                              By:   /s/ Patricia J. Dundee
                                 -------------------------------
                                 Name:  Patricia J. Dundee
                                 Title: Senior Vice President


                              SOCIETE GENERALE


                              By:   /s/ Graeme R. Bullen
                                 -------------------------------
                                 Name:  Graeme R. Bullen
                                 Title: Vice President



                              WESTLB AG NEW YORK BRANCH


                              By:   /s/ Walter T.Duffy III
                                 -------------------------------
                                 Name:  Walter T. Duffy III
                                 Title: Director


                              By:   /s/ Jeffrey S. Davidson
                                 -------------------------------
                                 Name:  Jeffrey S. Davidson
                                 Title: Associate Director



                              MIZUHO CORPORATE BANK, LTD.


                              By:   /s/ Noel Purcell
                                 -------------------------------
                                 Name:  Noel Purcell
                                 Title: SVP & Dept. Head



                              THE BANK OF NEW YORK


                              By:   /s/ Albert R. Taylor
                                 -------------------------------
                                 Name:  Albert R. aylor
                                 Title: Vice President



                              ANCHORAGE CAPITAL MASTER OFFSHORE,
                              LTD.


                              By:
                                Name:
                                Title:


                              By:
                                Name:
                                Title:



                              CALYON NEW YORK BRANCH


                              By:   /s/ Olivier Audemard
                                 -------------------------------
                                 Name:  Olivier Audemard
                                 Title: Managing Director


                              By:   /s/ Pierre Debray
                                 -------------------------------
                                 Name:  Pierre Debray
                                 Title: Managing Director



                              MELLON BANK, N.A.


                              By:   /s/ Gary A. Saul
                                 -------------------------------
                                 Name:  Gary A. Saul
                                 Title: First Vice President



                              BANCO BILBAO VIZCAYA ARGENTARIA,
                              S.A.


                              By:   /s/ Giampaolo Consigliere
                                 -------------------------------
                                 Name:  Giampaolo Consigliere
                                 Title: Vice President
                                        Global TradeFinance


                              By:   /s/ Hector O. Villegas
                                 -------------------------------
                                 Name:  Hector O. Villegas
                                 Title: Vice Prisident
                                        Global Corporate Banking



                              THE BANK OF TOKYO-MITSUBISHI, LTD
                              HOUSTON AGENCY


                              By:   /s/ Donald W. Herrick, Jr.
                                 -------------------------------
                                 Name:  Donald W. Herrick, Jr.
                                 Title: Vice President


                              By:   /s/ J. Fort
                                 -------------------------------
                                 Name:  J. Fort
                                 Title: Vice President



                              BANK ONE, NA (MAIN OFFICE CHICAGO)


                              By:   /s/ Peter M. Ling
                                 -------------------------------
                                 Name:  Peter M.Ling
                                 Title: Managing Director



                              LEHMAN COMMERCIAL PAPER INC.


                              By:   /s/ Janine M. Shugan
                                 -------------------------------
                                 Name:  Janine M. Shugan
                                 Title: Authorized Signatory



                              ROYAL BANK OF CANADA


                              By:   /s/ Ray Chang
                                 -------------------------------
                                 Name:  Ray Chang
                                 Title: Vice President



                              KBC BANK N.V.


                              By:
                                Name:
                                Title:


                              By:
                                Name:
                                Title:



                              NORDDEUTSCHE LANDESBANK
                              GIROZENTRALE

                              NEW YORK BRANCH AND/OR CAYMAN
                              ISLANDS BRANCH


                              By:   /s/ Stephanie Finnen
                                 -------------------------------
                                 Name:  Stephanie Finnen
                                 Title: Vice President



                              By:   /s/ Aleksander S. Wolski
                                 -------------------------------
                                 Name:  Aleksander S. Wolski
                                 Title: Assistant Treasurer



                              SPECIAL SITUATIONS INVESTING GROUP,
                              INC.


                              By:   /s/ Pedro Ramirez
                                 -------------------------------
                                Name:   Pedro Ramirez
                                Title:  Authorized Signatory



                              FIR TREE RECOVERY MASTER FUND LP


                              By:
                                 -------------------------------
                                 Name:
                                 Title:


                              By:
                                 -------------------------------
                                 Name:
                                 Title:



                              FIR TREE VALUE PARTNERS, LDC


                              By:
                                Name:
                                Title:


                              By:
                                Name:
                                Title:



                              ING CAPITAL LLC


                              By:   /s/ Clara B. Alvarez
                                 -------------------------------
                                 Name:  Clara B. Alvarez
                                 Title: Director



                              AMARILLO NATIONAL BANK


                              By:   /s/ Craig L. Sanders
                                 -------------------------------
                                 Name:  Craig L. Sanders
                                 Title: Executive Vice President



                              SOL LOAN FUNDING LLC


                              By:
                                Name:
                                Title:



                              UBS AG, STAMFORD BRANCH


                              By:   /s/ Anthony N. Joseph
                                 -------------------------------
                                 Name:  Anthony N. Joseph
                                 Title: Associate Director
                                        Banking Products Services, US


                              By:   /s/ Salloz Sikka
                                 -------------------------------
                                 Name:  Salloz Sikka
                                 Title: Associate Director
                                        Banking Products Services, US



                              AKANTHOS ARBITRAGE MASTER FUND LP

                              By:  AKANTHOS CAPITAL MGMT LLC,
                                   its GP


                              By:   /s/ Michael Kao
                                 -------------------------------
                                 Name:  Michael Kao
                                 Title: Managing Member



                              QUADRANGLE MASTER FUNDING LTD


                              By:
                                Name:
                                Title:



                              SEA PINES FUNDING LLC


                              By:
                                Name:
                                Title:

                              BEAR STEARNS INVESTMENT PRODUCTS
                              INC.


                              By:
                                Name:
                                Title:



                              MORGAN STANLEY PRIME INCOME TRUST


                              By:   /s/ Elizabeth Bodisch
                                 -------------------------------
                                 Name:  Elizabeth Bodisch
                                 Title: Authorized Signatory



                              TRS CALLISTO LLC


                              By:
                                Name:
                                Title:



                              GOLDMAN SACHS CREDIT PARTNERS L.P.


                              By:   /s/ Pedro Ramirez
                                 -------------------------------
                                 Name:  Pedro Ramirez
                                 Title: Authorized Signatory



                              LONGACRE MASTER FUND LTD.


                              By:
                                Name:
                                Title:



                              LONGACRE CAPITAL PARTNERS (QP) LP


                              By:
                                Name:
                                Title:



                              SATELLITE SENIOR INCOME FUND, LLC


                              By:   /s/ Brian S. Kriftcher
                                 -------------------------------
                                 Name:  Brian S. Kriftcher
                                 Title: Chief Operating Officer
                                        & Principal



                              SATELLITE SENIOR INCOME FUND II,
                              LLC


                              By:   /s/ Brian S. Kriftcher
                                 -------------------------------
                                 Name:  Brian S. Kriftcher
                                 Title: Chief Operating Officer
                                        & Principal



                              VAN KAMPEN SENIOR INCOME TRUST

                              By:  Van Kampen Investment Advisory Corp.


                              By:   /s/ Brad Langs
                                 -------------------------------
                                 Name:  Brad Langs
                                 Title: Executive Director



                              VAN KAMPEN SENIOR LOAN FUND

                              By:  Van Kampen Investment Advisory Corp


                              By:   /s/ Brad Langs
                                 -------------------------------
                                 Name:  Brad Langs
                                 Title: Executive Director



                              SPS HIGH YIELD LOAN TRADING


                              By:
                                Name:
                                Title:



                              OAK HILL SECURITIES FUND, L.P.

                              By:  Oak Hill Securities GenPar,
                                   L.P., its General Partner

                              By:  Oak Hill Securities MGP, Inc.,
                                   its General Partner



                              By:
                                Name:
                                Title:



                              OAK HILL SECURITIES FUND II, L.P.

                              By:  Oak Hill Securities GenPar II,
                                   L.P., its General Partner

                              By:  Oak Hill Securities MGP II,
                                   Inc., its General Partner



                              By:
                                Name:
                                Title:

                              OAK HILL CREDIT ALPHA FUND, L.P.

                              By:  Oak Hill Credit Alpha GenPar,
                                   L.P., its General Partner

                              By:  Oak Hill Credit Alpha MGP,
                                   Inc., its General Partner



                              By:
                                Name:
                                Title:



                              OAK HILL CREDIT  ALPHA FUND
                              (OFFSHORE), LTD


                              By:
                                Name:
                                Title:



                              STARK TRADING


                              By:   /s/ Michael A. Roth
                                 -------------------------------
                                 Name:  Michael A. Roth
                                 Title: Managing Member



                              SAGAMORE HILL HUB FUND LTD.


                              By:
                                Name:
                                Title:



                              SHEPARD INVESTMENT INTERNATIONAL
                              LTD.


                              By:   /s/ Michael A. Roth
                                 -------------------------------
                                 Name:  Michael A. Roth
                                 Title: Managing Member


                           SCHEDULE 1

               LIST OF DEBT & GUARANTY OBLIGATIONS

1. Guarantee of the Company relating to the Lakeside Purchasers, dated as of May 15, 2001, LLC Synthetic Lease, as amended as of April 16, 2003 and the Financing Documents related thereto, all as described on Part 6 of Schedule II-C of the Security and Intercreditor Agreement (the "Lakeside Underlying Transaction");

The remaining items listed in this Part A are herein identified as the "Additional Covered Letters of Credit":

2. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #0081-30010064 issued by Citibank, N.A. for the benefit of Pacific Gas & Electric;

3. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #0080-30024869 issued by Citibank, N.A. for the benefit of Bangladesh Power Development Board;

4. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #61610705 issued by Citibank, N.A. for the benefit of Citibank Dhaka;

5. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #6160704 issued by Citibank, N.A. for the benefit of Citibank New York;

6. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-292889 issued by JPMorgan Chase Bank for the benefit of ANR Eaton Company; and

7. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-382682 issued by JPMorgan Chase Bank for the benefit of the State of Florida.


                           SCHEDULE 2

               LIST OF DEBT & GUARANTY OBLIGATIONS


I.    El  Paso  Corporation (formerly El Paso Energy Corporation)
Debt Instruments

     1. $3,000,000,000 Revolving Credit Agreement dated as of April 16, 2003, among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company and ANR Pipeline Company, as Borrowers, the lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank, N.V. and Citicorp North America, as Co Document Agents, and Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents.

     2.   Indenture dated as of May 10, 1999, between El Paso
          Energy Corporation and The Chase Manhattan Bank (by merger JPMorgan Chase Bank and subsequently replaced by HSBC BANK USA)

     3. Indenture dated as of March 1, 1998 between El Paso Natural Gas Company (by assignment now El Paso Corporation) and The Chase Manhattan Bank (by merger JPMorgan Chase Bank and subsequently replaced by Law Debenture Trust Company of New York)

     4.   Indenture dated as of June 1, 1986, between Sonat Inc.
          (by merger now El Paso Corporation) and Manufacturers
          Hanover Trust Company (by merger JPMorgan Chase Bank and subsequently replaced by HSBC BANK USA)

     5. Indenture dated as of March 30, 1992, between Valero Energy Corporation (by merger PG&E Gas Transmission, Texas Corporation, then El Paso Gas Transmission Company and now El Paso Corporation) and Bankers Trust Company (by merger now Deutsche Bank Trust Company Americas)

     6.   Additional Covered Letters of Credit

          (a) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #00881-30010064 issued by Citibank, N.A. for the benefit of Pacific Gas & Electric;

          (b) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #00880-30024869 issued by Citibank, N.A. for the benefit of Bangladesh Power Development Board;

          (c) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #61610705 issued by Citibank, N.A. for the benefit of Citibank Dhaka;

          (d) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #6160704 issued by Citibank, N.A. for the benefit of Citibank New York;

          (e) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-292889 issued by JPMorgan Chase Bank for the benefit of ANR Eaton Company;

          (f) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-382682 issued by JPMorgan Chase Bank for the benefit of the State of Florida; and

     7.   Other Letters of Credit

          (a) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #NY-93959 issued by Banco Bilbao Vizcaya Argentaria, S.A. for the benefit of ANP;

          (b) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #NY-93960 issued by Banco Bilbao Vizcaya Argentaria, S.A. for the benefit of ANP;

          (c) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-298274 issued by JPMorgan Chase Bank for the benefit of West Kern;

          (d) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-212605 issued by JPMorgan Chase Bank for the benefit of Twin County;

          (e) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-233719 issued by JPMorgan Chase Bank for the benefit of Protective;

          (f) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-258425 issued by JPMorgan Chase Bank for the benefit of Chevron USA;

          (g) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-233969 issued by JPMorgan Chase Bank for the benefit of General Electric I;

          (h) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-241080 issued by JPMorgan Chase Bank for the benefit of ANP;

          (i) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-770429 issued by JPMorgan Chase Bank for the benefit of Home Insurance;

          (j) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-393501 issued by JPMorgan Chase Bank for the benefit of the State of Florida;

          (k) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-346269 issued by JPMorgan Chase Bank for the benefit of the State of Florida;

          (l) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-209947 issued by JPMorgan Chase Bank for the benefit of New England Power;

          (m) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-367925 issued by JPMorgan Chase Bank for the benefit of Insurance Company of North America;

          (n) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-226058 issued by JPMorgan Chase Bank for the benefit of the State of Florida;

          (o) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-215470 issued by JPMorgan Chase Bank for the benefit of Travelers;

          (p) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #A26018T issued by Compass Bank for the benefit of the Texas Commission on Environmental Quality;

          (q) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #A26048T issued by Compass Bank for the benefit of the New Jersey Department of Environmental Protection;

          (r) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #A26076T issued by Compass Bank for the benefit of the City of Chicago;

          (s) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #A26112T issued by Compass Bank for the benefit of the Kansas Department of Health & Environment;

          (t) Reimbursement obligations of the Company or its Subsidiaries with respect to Bank Guarantee #100BGC101248 issued by Deutsche Bank AG for the benefit of the Belgian VAT Tax Authority;

          (u) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #91875257 issued by BNP Paribas for the benefit of Georgia Power;

          (v) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #27699 issued by BNP Paribas for the benefit of the California Power Exchange;

          (w) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #91870940 issued by BNP Paribas for the benefit of DB Trust Company;

          (x) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #91871362 issued by BNP Paribas for the benefit of Manaus Energy.

     12. Guaranty dated October 22, 1999 by El Paso Corporation in favor of Meizhou Wan Generating Company Ltd.

     13. Amended and Restated Guarantee dated as of April 16, 2003, by El Paso Corporation in favor of Lakeside Real Estate Trust 2001 for the benefit of the Investors, the Lenders and JPMorgan Chase Bank, as Administrative Agent for the Lenders.

     14.  Indenture  dated  as  of May 9,  2002,  among  Gemstone
          Investor Limited, Gemstone Investor, Inc., The Bank  of
          New York, as trustee, and El Paso Corporation, as guarantor.

II.  El  Paso CGP Company (formerly The Coastal Corporation) Debt
     Instruments

     1.   Indenture dated as of October 1, 1989, between The
          Coastal Corporation and The Bank of New York.

     2.   Indenture dated as of October 1, 1990, between The
          Coastal Corporation and The Bank of New York.

     3.   Indenture dated as of May 15, 1992, between The Coastal
          Corporation and Bank of Montreal Trust Company
          (subsequently replaced by The Bank of New York), as supplemented.

     4.   Indenture dated as of September 15, 1992, between The
          Coastal Corporation and NationsBank of Texas, National
          Association (subsequently replaced by The Bank of New
          York), as supplemented.

     5.   Indenture dated as of February 24, 1997, between The
          Coastal Corporation and Harris Trust and Savings Bank
          (subsequently replaced by The Bank of New York), as supplemented.

     6.   Indenture dated as of May 13, 1998, between The Coastal
          Corporation and The Bank of New York, as supplemented.

     7.   Note Purchase Agreement dated February 26, 1996, among
          The Coastal Corporation, Australia and New Zealand
          Banking Group Limited, Bankers Trust Company,
          Nationsbank of Texas, N.A., and The Toronto-Dominion
          Bank.

III. El Paso Production Holding Company Indenture

     1. Indenture dated May 23, 2003, between El Paso Production Holding Company and Wilmington TrustCompany.

                            EXHIBIT A

                             FORM OF

                   ACKNOWLEDGMENT AND CONSENT

       In connection with that certain Second Amendment to $3,000,000,000 Revolving Credit Agreement and Third Waiver dated as of August 6, 2004 (the "Second Amendment"), by and among El Paso Corporation, a Delaware corporation (the "Company"), El Paso Natural Gas Company, a Delaware corporation ("EPNGC"), Tennessee Gas Pipeline Company, a Delaware corporation ("TGPC"), ANR Pipeline Company, a Delaware corporation ("ANR"), Colorado Interstate Gas Company, a Delaware corporation, the several banks and other financial institutions signatories thereto, JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent"), ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Documentation Agents and Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents, each of the undersigned Persons, as a Subsidiary Guarantor under that certain Subsidiary Guarantee Agreement, dated as of April 16, 2003 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement") made by each such Person in favor of JPMorgan Chase Bank, in its capacity as Collateral Agent, (a) acknowledges the execution and delivery of the Second Amendment by the Credit Parties that are party thereto and the effect of the provisions of the Second Amendment and (b) confirms and agrees that as of August 6, 2004, after giving effect to the provisions of the Second Amendment, the Subsidiary Guarantee Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the Subsidiary Guarantee Agreement and all of the Collateral do, and shall continue to, secure the payment of all of the Guaranteed Obligations (as defined in the Subsidiary Guarantee Agreement) pursuant to the terms of the Subsidiary Guarantee Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in that certain $3,000,000,000
Revolving Credit Agreement, dated as of April 16, 2003 (as amended from time to time prior to the date hereof, the "Credit Agreement"), by and among the Company, EPNGC, TGPC, ANR, the several banks and other financial institutions party thereto, the Administrative Agent, the Co-Documentation Agents and the Co-Syndication Agents.

SUBSIDIARY GUARANTORS:        AMERICAN NATURAL RESOURCES COMPANY


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer


                              EL PASO ANR INVESTMENTS, L.L.C.


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer


                              EL PASO ANRS INVESTMENTS, L.L.C.


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer


                              EL PASO CNG COMPANY, L.L.C.


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer


                              EL PASO EPN INVESTMENTS, L.L.C.


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer


                              EL PASO EPNG INVESTMENTS, L.L.C.


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer


                              EL PASO NORIC INVESTMENTS III,
                              L.L.C.


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer



                              EL PASO TENNESSEE PIPELINE CO.


                              By:   /s/ John J. Hopper
                                 --------------------------------
                                 Name:  John J. Hopper
                                 Title: Vice President and Treasurer


                              EL PASO TGPC INVESTMENTS, L.L.C.


                              By:   /s/ John J. Hopper
                                 --------------------------------
                                 Name:  John J. Hopper
                                 Title: Vice President and Treasurer


                              EL PASO WIC INVESTMENTS, L.L.C.


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer


                              SABINE RIVER INVESTORS I, L.L.C.


                              By:   /s/ John J. Hopper
                                 --------------------------------
                                 Name:  John J. Hopper
                                 Title: Vice President and Treasurer


                              SABINE RIVER INVESTORS II, L.L.C.


                              By:   /s/ John J. Hopper
                                 --------------------------------
                                 Name:  John J. Hopper
                                 Title: Vice President and Treasurer


                              SABINE RIVER INVESTORS III, L.L.C.


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer


                              SABINE RIVER INVESTORS IV, L.L.C.


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer



                              SABINE RIVER INVESTORS V, L.L.C.


                              By:   /s/ Greg G. Gruber
                                 --------------------------------
                                 Name:  Greg G. Gruber
                                 Title: Senior Vice President, Chief
                                        Financial Officer and Treasurer